UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2023

HEARTBEAM, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-41060	47-4881450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2118 Walsh Avenue, Suite 210
Santa Clara, CA 95050
(Address of principal executive offices, including zip code)

(408) 899-4443
(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BEAT	NASDAQ
Warrant	BEATW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into A Material Definitive Agreement.

On February 28, 2023, HeartBeam, Inc. (the “Company”) entered into a securities purchase agreement (the “SPA”) with Maverick Capital Partners, LLC (the “Investor”). Pursuant to the terms of the SPA, the Company agreed to sell, up to $5,000,000 (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) at 75% of the average calculated Volume Weighted Average Price (“VWAP”) per share during a Drawdown Pricing Period (as defined in the SPA).

Additionally, in connection with the SPA, on February 28, 2023, the Company entered into a note purchase agreement (the “NPA”) with the Investor. Pursuant to the terms of the NPA, the Company agreed to sell, up to $5,000,000 principal amount of notes of the Company, bearing interest at 6% per annum (the “Convertible Notes”). The Investor may, from time to time, convert all or a portion of the Convertible Notes into shares of the Company’s Common Stock), at a conversion price per share equal to 75% of the average calculated VWAP per share during a Drawdown Pricing Period.

On March 1, 2023, the Company issued a $500,000 Convertible Note to the Investor pursuant to the NPA resulting in gross proceeds of $500,000, before deducting other expenses, which will be used for general corporate purposes, including working capital.

The Shares and Common Stock issuable upon conversion of the Convertible Notes will be offered and sold by the Company pursuant to a prospectus supplement, which will be filed with the Securities and Exchange Commission (the “SEC”), in connection with a takedown from the Company’s effective shelf registration statement on Form S-3, which was filed with the SEC on February 2, 2023 and subsequently declared effective on February 10, 2023 (File No. 333-269520) (the “Shelf Registration Statement”).

The forms of the SPA and NPA are filed as Exhibits 10.1 and 10.2 respectively, to this Current Report on Form 8-K. The foregoing summaries of the terms of these documents are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

Item 9.01. Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Form of Securities Purchase Agreement dated February 28, 2023 between HeartBeam Inc. and Investors
10.2	Form of Note Purchase Agreement dated February 28, 2023 between HeartBeam Inc. and Investors
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HeartBeam, Inc.

Date: March 3, 2023	By:	/s/ Richard Brounstein
	Name:	Richard Brounstein
	Title:	Chief Financial Officer